UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2018

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 9, 2018, McDermott International, Inc. (“McDermott”) gave conditional notice of optional full redemption pursuant to the Indenture, dated as of April 16, 2014 (as amended, supplemented, or otherwise modified, the “Indenture”), by and among McDermott, the guarantors party thereto and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”), that, subject to the satisfaction of the Condition (as defined below), McDermott has elected to redeem (the “Redemption”), on May 10, 2018 or such later date on or before June 8, 2018 on which the Condition shall have occurred or otherwise been satisfied or waived by McDermott (the “Redemption Date”) all of its outstanding 8.000% Senior Secured Notes due 2021 (together with the related subsidiary guarantees, the “Senior Secured Notes”).

The redemption price with respect to any redeemed Senior Secured Note will be equal to 102.000% of the principal amount of such Senior Secured Note, plus accrued and unpaid interest thereon up to, but not including, the Redemption Date. The Redemption is subject to and conditioned on McDermott’s deposit with the Trustee of funds from one or more debt financing transactions completed after April 9, 2018 and prior to the Redemption Date, together with cash on hand, in an amount sufficient to pay the redemption price for all of the Senior Secured Notes, plus accrued and unpaid interest thereon up to, but not including, the Redemption Date (the “Condition”). The Redemption will not occur in the event that the Condition has not been satisfied or waived by McDermott by the Redemption Date.

A copy of the conditional notice of optional full redemption referred to above is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture.

All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate to, among other things, the intention to consummate the Redemption. Although McDermott believes that the expectations reflected in those forward-looking statements are reasonable, McDermott can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to various uncertainties. Factors which could cause actual results to differ from those expectations include, but are not limited to, the ability of the Condition to be met and any additional factors identified in McDermott’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including those in its Annual Report on Form 10-K for the year ended December 31, 2017 under the heading entitled “Risk Factors.” This Current Report on Form 8-K reflects expectations as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Index to Exhibits

99.1	Conditional Notice of Optional Full Redemption related to the 8.000% Senior Secured Notes due 2021, issued April 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence
Executive Vice President and Chief Financial Officer

Date: April 9, 2018